Long-term investment (Qoros)	12 Months Ended
Dec. 31, 2021
Investments in subsidiaries, joint ventures and associates reported in separate financial statements [abstract]
Long-term investment (Qoros)

Note 9 – Long-term investment (Qoros)

		For the year ended December 31,
		2021	2020	2019
	Note	$ Thousands
Fair value (loss)/gain on remaining 12% interest in Qoros	9.3, 9.5	(235,218)	154,475	-
(Payment)/recovery of financial guarantee	9.6.d, 9.6.e	(16,265)	6,195	11,144
Gain on sale of 12% interest in Qoros	9.3	-	152,610	-
Fair value loss on put option	9.2, 9.3	-	(3,362)	(18,957)
		(251,483)	309,918	(7,813)

1.
As at December 31, 2021, the Group holds a 12% equity interest in Qoros through a wholly-owned and controlled company, Quantum (2007) LLC (“Quantum”). Chery Automobiles Limited (“Chery”), a Chinese automobile manufacturer, holds a 25% equity interest and the remaining 63% interest is held by an entity related to the Baoneng Group (“New Qoros Investor” or “New Strategic Partner”).

2.	Qoros introduced a New Strategic Partner

In January 2018, the New Qoros Investor purchased 51% of Qoros from Kenon and Chery for RMB 3.315 billion (approximately $504 million), resulting in Kenon’s and Chery’s interest in Qoros dropping from 50% each to 24% and 25%, respectively. This was part of an investment structure (“Investment Agreement”) to invest a total of approximately RMB 6.63 billion (approximately $1,002 million) by the New Qoros Investor. The Investment Agreement provided Kenon with a put option over its remaining equity interest in Qoros which was initially valued at approximately $90 million.

The value of the put option was reduced by approximately $19 million to approximately $71 million as a result of the fair value assessment as at December 31, 2019.

3.	Kenon sells down from 24% to 12%

In January 2019, Kenon, on behalf of its wholly owned subsidiary Quantum (2007) LLC, announced that it had entered into an agreement to sell half (12%) of its remaining interest (24%) in Qoros to the New Qoros Investor for RMB1,560 million (approximately $220 million), which was based on the same post-investment valuation as the initial investment by the New Qoros Investor. In April 2020, Kenon completed the sale of this half of its remaining interest in Qoros and received payment of RMB1,560 million (approximately $220 million).

Kenon recognized a gain of approximately $153 million from the sale of its 12% interest in Qoros and the derecognition of the current portion of the put option pertaining to the 12% interest sold.

As a result of the sale, Kenon lost significant influence over Qoros and ceased equity accounting. Since April 29, 2020, the remaining 12% interest in Qoros was accounted for on a fair value basis through profit and loss and, together with the non-current portion of the put option pertaining to the remaining 12% interest (see Note 9.2), was reclassified in the statement of financial position as a long-term investment (Qoros). Upon reclassification, Kenon immediately recognized a fair value gain of approximately $139 million and the long-term investment (Qoros) was initially measured at a combined fair value of approximately $220 million. By the end of 2020, primarily due to the appreciation of RMB against the USD, the fair value of the long-term investment (Qoros) increased by approximately $15 million to $235 million.

In 2020 up until the completion date of the sale and prior to the reclass detailed above, the aggregate current and non-current put option fair value was reduced by approximately $3 million to $68 million.

The sale was not made pursuant to the put option described above in Note 9.2. As part of the sale agreement, the New Qoros Investor assumed its pro-rata share of guarantees of Kenon and Chery based on the change to its equity ownership.

4.	Agreement to sell remaining 12% interest

In April 2021, Quantum entered into an agreement with the New Qoros Investor to sell all of its remaining 12% interest in Qoros. The key terms of the agreement are set forth below.

The total purchase price is RMB1.56 billion (approximately $245 million), which is the same valuation as the previous sales by Quantum to the New Qoros Investor. The deal is subject to certain conditions, including a release of the share pledge (refer to Note 9.6.c) over the shares to be sold (substantially all of which have been pledged to Qoros’ lending banks), and necessary regulatory approvals.

The Baoneng Group guaranteed the obligations of the New Qoros Investor under this agreement. The purchase price was to be paid over time according to a payment schedule.

The first and second payments, including the deposit, were to be paid into a designated account set up in the name of the New Qoros Investor over which Quantum is a joint signatory to, of which the deposit was due July 31, 2021. According to the agreement, the transfer of these payments to Quantum would occur by the end of Q2 2022. To date, the New Qoros Investor has failed to make any of the required payments under this agreement.

In the fourth quarter of 2021, Kenon started arbitration proceedings against the New Qoros Investor for breach of the agreement and Kenon also started litigation proceedings against the New Qoros Investor with regards to the New Qoros Investor’s obligations to Kenon’s pledged shares in relation to Qoros’ RMB 1.2 billion loan (as described below). The outcomes of these legal proceedings and any related awards are uncertain.

As a result of the payment delay, Quantum currently has the right to exercise the Put Option it has to sell its remaining shares to the New Qoros Investor.

5.	Fair value assessment

In September 2021, in light of the events described above, Kenon performed an assessment of the fair value of the long-term investment (Qoros) under IFRS 13 Fair value measurement. Kenon concluded that the fair value of the long-term investment (Qoros) is zero. Therefore, in 2021 Kenon recognized a fair value loss of $235 million in its consolidated financial statements for the year ended 2021.

6.	Financial Guarantees Provision and Releases

a.
In July 2012, Chery provided a guarantee to the banks, in the amount of RMB1.5 billion (approximately $242 million), in relation to an agreement with the banks to provide Qoros a loan, in the amount of RMB3 billion (approximately $482 million). In November 2015, Kenon provided back-to-back guarantees to Chery of RMB750 million (approximately $115 million) in respect of this loan thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee.

b.
On May 12, 2015, Qoros signed a loan agreement with the Export-Import Bank of China, and China Construction Bank Co., LTD, Suzhou Branch, for an amount of RMB700 million (approximately $108 million) (the “Facility”). This Facility was guaranteed by Chery and pledged with Qoros’ 90 vehicle patents with an appraisal value of minimum RMB3.1 billion (approximately $500 million). Kenon provided back-to-back guarantees to Chery of RMB350 million (approximately $54 million) thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee.

c.
On July 31, 2014, in order to secure additional funding for Qoros of approximately RMB 1.2 billion (approximately $200 million) IC pledged a portion of its shares (including dividends derived therefrom) in Qoros, in proportion to its share in Qoros’s capital, in favor of the Chinese bank providing Qoros with such financing. Simultaneously, the subsidiary of Chery that holds Chery’s rights in Qoros also pledged a proportionate part of its rights in Qoros. Such financing agreement includes, inter alia, covenants, events of immediate payment and/or early payment for violations and/or events specified in the agreement. The pledge agreement includes, inter alia, provisions concerning the ratio of securities and the pledging of further securities in certain circumstances, including pledges of up to all of Quantum’s shares in Qoros (or cash), provisions regarding events that would entitle the Chinese Bank to enforce the pledge, certain representations and covenants, and provisions regarding the registration and approval of the pledge. As part of the spin-off described in Note 1.A, the shares pledged by IC were transferred to Kenon.

d.
In 2017, Kenon provided cash collateral to Chery that was used to fund shareholder loans on behalf of Chery for a total amount of RMB 244 million, and pledged a portion of Kenon’s equity interests in Qoros to Chery. The agreements for this guarantee and pledge provide that in the event that Chery’s obligations under its guarantees are reduced, including through guarantee releases, Kenon is entitled to the proportionate return from Chery of the RMB 244 million funding provided on Chery’s behalf and/or a release of the equity pledged to Chery.

As at December 31, 2018, Kenon’s back-to-back guarantee exposure to Chery was approximately $44 million however, following the New Qoros Investor’s investment into Qoros (refer to Note 9.2), Kenon assessed that the likelihood of future cash payments in relation to the guarantees was not probable. As a result, all provisions related to financial guarantees were released in 2018.

Following completion of the transaction in 2019, the New Qoros Investor assumed its proportionate obligations with respect to the Qoros loans. As a result of this and repayments by Qoros in relation to its loans, Chery’s obligations under the loan guarantees were reduced. As a result, Kenon received $11 million from Chery. As at December 31, 2019, Kenon’s back-to-back guarantee obligations to Chery were reduced to approximately $23 million.

In April 2020, Kenon received an additional $6 million from Chery following repayments by Qoros in relation to its loans. This brought the total cash received from Chery to RMB 244 million (approximately $36 million) in connection with these repayments. As at December 31, 2020, Kenon’s back-to-back guarantee obligations to Chery were reduced to approximately $16 million.

e.
Qoros had been in discussions with lenders on rescheduling loan repayments on its long-term loans. Such a rescheduling has not been agreed. In 2021, Qoros did not make payments totaling approximately RMB 455 million ($71 million) which were due in respect of its RMB 3 billion, RMB 1.2 billion and RMB 0.7 billion loan facilities, and as a result, the lenders under these facilities accelerated these loans. These loans remain in default.

In the fourth quarter of 2021, Chery paid the full amount of its guarantee obligations under the RMB 3 billion and RMB 700 million loan facilities. As discussed above, Kenon had back-to-back guarantee obligations of approximately $16 million to Chery in respect of guarantees Chery had given for these two loans. Kenon paid the $16 million to Chery and recognized a corresponding $16 million expense in its consolidated statements of profit and loss. Following this payment, Kenon does not have any remaining guarantee obligations with respect to Qoros debt.

As at December 31, 2021, as described in Note 9.6.c, Kenon has pledged substantially all of its interests in Qoros to secure Qoros’ RMB 1.2 billion loan facility. The New Qoros Investor was required to assume its pro rata share of pledge obligations. It has not yet provided all such pledges but has provided Kenon with a guarantee in respect of its pro rata share, and up to all, of Quantum's pledge obligations.

Qoros continues to engage in discussions with the lenders and other relevant stakeholders relating to its other outstanding bank loans and resumption of manufacturing production which was shut down earlier this year.

7.	Restrictions

Qoros has restrictions with respect to distribution of dividends and sale of assets deriving from legal and regulatory restrictions, restrictions under the joint venture agreement and the Articles of Association and restrictions stemming from credit received.